UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

 Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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HealthWarehouse.com, Inc.
(Name of Registrant as Specified In Its Charter)

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HEALTHWAREHOUSE.COM, INC.
7107 Industrial Road
Florence, Kentucky 41042

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 2, 2016

To Our Stockholders:
You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the "Annual Meeting") of HealthWarehouse.com, Inc. (the "Company" or "HealthWarehouse"). The Annual Meeting will be held at our principal executive offices located at 7107 Industrial Road, Florence, Kentucky 41042 on September 2, 2016 at 5:00 p.m. (EDT), for the following purposes, as more fully described in the accompanying Proxy Statement:
1.        To elect four directors -- (i) Lalit Dhadphale, (ii) Youssef Bennani, (iii) Joseph Savarino and (iv) Ambassador Ned L. Siegel -- to serve for a one-year term until the 2017 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;
2.        To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2016;
3.        To adopt a non-binding advisory resolution to approve the compensation of our named executive officers as disclosed in this proxy statement;
4.        For holders of Series B preferred stock, to elect one additional director -- Joe Heimbrock -- to serve for a one-year term until the 2017 Annual Meeting of Stockholders or until his successor is duly elected and qualified; and
5.        To transact such other business as may properly come before the Annual Meeting.
The Board of Directors of the Company has approved the foregoing proposals and recommends that you vote "FOR" each of the director nominees and "FOR" each the other proposals.  Whether or not you are personally able to attend the meeting, please complete, sign and date the enclosed WHITE proxy card and return it in the enclosed prepaid envelope as soon as possible.  In addition, you may vote over the Internet or by telephone. This action will not limit your right to vote in person if you attend the meeting.
The Board has fixed the close of business on July 29, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.  Shares of common stock of the Company and shares of the Series B and Series C preferred stock of the Company may be voted at the meeting only if the holder is present at the meeting in person or by valid proxy.
The Board has nominated for election as directors the four persons named in Proposal No. 1 in the proxy statement accompanying this Notice, all of whom are currently serving as directors of the Company.  We believe that the Board's director nominees have the independence, experience, knowledge and commitment to deliver value for the Company and its stockholders.
A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose in connection with the Annual Meeting during normal business hours at our principal executive offices for a period of at least 10 days prior to the Annual Meeting.
By Order of the Board of Directors,

/s/ Lalit Dhadphale Lalit Dhadphale Chairman, President and Chief Executive Officer

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Your Vote Is Important, No Matter How Many Shares You Own.

If you have questions about how to vote your shares on the WHITE proxy card, or need additional assistance, please contact:
 Daniel Seliga
Chief Operating Officer and Chief Financial Officer
1-800-748-7000, ext. 7010

We urge you NOT to sign any proxy card sent to you by Rx Investor Value Corporation.  If you have already done so, you have the legal right to change your vote by using the enclosed WHITE proxy card, as only the latest-dated proxy card counts. In addition, you may vote over the Internet or by telephone by following the directions on your WHITE proxy card.

The Board cordially invites you to attend the Annual Meeting.  The Annual Meeting will begin promptly at 5:00 p.m. (EDT) and check-in will begin at 4:30 p.m. (EDT). Your attention is directed to the attached Proxy Statement for a discussion of the foregoing proposals.
REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF IT IS MAILED IN THE UNITED STATES.  EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.  YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING.
References in this Proxy Statement to the terms "we," "our," "us," "HealthWarehouse" and the "Company" each refer to HealthWarehouse.com, Inc.; the term "Board" means our Board of Directors; the term "proxy materials" means this Proxy Statement and the enclosed proxy card; the term "holders" when referring to holders of our common stock or preferred stock entitled to vote at the Annual Meeting means holders of record as of the close of business on July 29, 2016; and the terms "Annual Meeting" and "meeting" mean our 2016 Annual Meeting of Stockholders, including any postponements or adjournments thereof.

We are mailing the Proxy Statement and the accompanying proxy to our stockholders on or about August 3, 2016.

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HEALTHWAREHOUSE.COM, INC.
PROXY STATEMENT
FOR
 2016 ANNUAL MEETING OF STOCKHOLDERS
General
The accompanying proxy is solicited by the Board of Directors of HealthWarehouse.com, Inc. to be voted at the 2016 Annual Meeting of Stockholders to be held on September 2, 2016 at 5:00 p.m. (EDT) at the offices of HealthWarehouse.com, Inc., 7107 Industrial Road, Florence, Kentucky 41042.  This Proxy Statement and accompanying proxy are being mailed to stockholders on or about August 3, 2016, for the following purposes:
1.        To elect (i) Lalit Dhadphale, (ii) Youssef Bennani, (iii) Joseph Savarino and (iv) Ambassador Ned L. Siegel to hold office until the 2016 Annual Meeting or until their respective successors are duly elected and qualified;
2.        To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2016;
3.        To adopt a non-binding advisory resolution to approve the compensation of our named executive officers;
4.        For holders of Series B preferred stock, to elect one additional director -- Joe Heimbrock -- to serve for a one-year term until the 2017 Annual Meeting of Stockholders or until his successor is duly elected and qualified; and
5.        To transact such other business as may properly come before the meeting or any adjournment(s) thereof.
Our Board of Directors urges you to vote FOR the following nominees for director in Proposal No. 1:
Lalit Dhadphale
Youssef Bennani
Joseph Savarino
Ambassador Ned L. Siegel

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on September 2, 2016. This Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2015, as well as driving directions to the Annual Meeting, are available on our website at www.healthwarehouse.com/proxy.

Record Date, Quorum, Voting
Holders of record of our shares of common and preferred stock at the close of business on July 29, 2016 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting.  On the Record Date, 42,160,786 shares of common stock, 517,359 shares of Series B preferred stock and 10,000 shares of Series C preferred stock were issued and outstanding.  Each share of common stock is entitled to one vote on each of the proposals being submitted to stockholders, each share of Series B preferred stock is entitled to 11.66 votes on each of the proposals being submitted to stockholders, and each share of Series C preferred stock is entitled to one vote on each of the proposals being submitted to stockholders, except that only holders of the Series B preferred stock are entitled to vote on Proposal No. 4 for the election of the Series B preferred stockholder nominee for director (i.e., Joe Heimbrock) and except that each share of the Series B preferred stock is entitled to only one vote per share on the election of the Series B preferred stock nominee. The number of votes held by all holders of the outstanding common stock and Series B and Series C preferred stock and entitled to vote at the Annual Meeting aggregate 48,203,192 votes.
Pursuant to the Company's Amended and Restated Bylaws, the holders of shares of stock of the Company entitled to cast a majority of the total votes entitled to be cast by the holders of all outstanding capital stock of the Company, present in person or by proxy at the Annual Meeting, shall constitute a quorum for all purposes.  Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

Directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning that the four nominees to be elected by all stockholders in Proposal No. 1 who receive the most votes will be elected.  Only votes cast FOR a nominee will be counted.  If you return the enclosed proxy card, unless indicated otherwise thereon, your shares will be voted FOR ALL of the four nominees named in Proposal No. 1 in this Proxy Statement.  Instructions on the accompanying WHITE proxy card to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as a vote "AGAINST" the nominees.  Abstentions, withheld votes and broker non-votes (which occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular matter because such broker, bank or other nominee does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner) are counted as present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting.  Abstentions and broker non-votes will also result in those nominees receiving fewer votes but will not count as a vote "AGAINST" the nominees.  Stockholders have no right to cumulate votes in the election of directors.
Proposal No. 2, ratification of the appointment of our independent registered public accounting firm, and Proposal No. 3, to adopt a non-binding advisory resolution to approve the compensation of our named executive officers, require the affirmative vote of holders of a majority of the votes cast on the proposal at the Annual Meeting, with the common stock and preferred stock voting together as a class.  Abstentions and broker non-votes are not considered to be votes cast on a proposal, and as a result, will have no effect on the outcome of the vote on these proposals.
The election of the Series B preferred stock nominee in Proposal No. 4 will be by a plurality of the votes cast at the Annual Meeting by holders of Series B preferred stock. MVI Partners, LLC, which holds 95.7% of the outstanding Series B preferred stock, nominated the Series B nominee and controls the election of such nominee.
Stockholders of Record
You are a "stockholder of record" if your shares are registered directly in your name with our transfer agent, American Stock Transfer.  As a stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.  We have enclosed a WHITE proxy card for you to use.
Shares Held in Street Name
If your shares are held by a broker, bank, trustee or other stockholder of record, in nominee name or otherwise, exercising fiduciary powers (typically referred to as being held in "street name"), you will receive a separate voting instruction form with this Proxy Statement.  As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.  If you hold your shares in street name and do not provide voting instructions to your broker, bank, trustee or nominee, your shares will not be voted on any proposals on which such party does not have discretionary authority to vote (a "broker non-vote"), as further described below under the heading "Broker Non-Votes."
Please note that if your shares are held of record by a broker, bank or nominee and you wish to vote at the meeting, you will not be permitted to vote in person unless you first obtain a proxy issued in your name from the record holder.
Broker Non-Votes
Broker non-votes are shares held in street name by brokers or nominees who are present in person or represented by proxy, but which are not voted on a particular matter because the brokers or nominees do not have discretionary authority with respect to that proposal and they have not received voting instructions from the beneficial owner.  Under the rules that govern brokers, brokers have the discretion to vote on routine matters, but not on non-routine matters.  Because we expect a contested election with respect to the directors, each of the proposals to be considered at the Annual Meeting are considered to be non-routine matters.  As a result, if you do not provide your brokers or nominees with voting instructions, your shares will not be voted at the Annual meeting on any of the proposals.

Voting Matters
Holders of record of our common stock as of the close of business on July 29, 2016 are entitled to cast one vote per share of common stock on each matter presented for consideration by the stockholders at the Annual Meeting other than Proposal No. 4.  Holders of record of our Series B preferred stock as of the close of business on July 29, 2016 are entitled to cast 11.66 votes per share of Series B preferred stock on each matter presented for consideration by all stockholders voting together and one vote per share for the Series B preferred stockholder nominee for election as a director in Proposal No. 4.  Holders of record of our Series C preferred stock as of the close of business on July 29, 2016 are entitled to cast one vote per share on each matter presented for consideration by the stockholders at the Annual Meeting other than Proposal No. 4.  A list of stockholders of record entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the day of the Annual Meeting.
We urge you to mark, date, sign and return the enclosed WHITE proxy card as promptly as possible in the postage-prepaid envelope provided.  Your shares will be voted in accordance with your voting instructions if the proxy card is received prior to or at the meeting.  If you sign and return your WHITE proxy card but do not give voting instructions, your shares will be voted (1) FOR ALL of the four nominees named in Proposal No. 1 in this Proxy Statement; (2) FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2016; (3) FOR approval of a non-binding advisory resolution on the compensation of our named executive officers; (4) FOR the Series B preferred stockholder nominee if you are a Series B preferred stockholder; and (5) as the proxy holders deem advisable, in their discretion, on any other matters that may properly come before the Annual Meeting.
Number of Directors
The Certificate of Designations for our Series B preferred stock provides that for so long as any shares of such preferred stock are outstanding, the Board shall consist of five members, with the holders of the Series B preferred stock, voting as a separate class, entitled to elect one member. The Board is responsible for identifying and selecting potential candidates for the remaining four seats on our Board, and the Board believes that its four nominees have a strong background in executive leadership and management, accounting and finance, and Company and industry knowledge.  In addition, each of our director nominees has a strong professional reputation and has shown a dedication to his or her profession and community.
The holders of the Series B preferred stock have submitted Joe Heimbrock to fill the Series B preferred stock seat on the Board in connection with the Annual Meeting.
Other Stockholder Nominees
Rx Investor Value Corporation ("Rx Investor") provided a notice dated June 27, 2016 to the Company of its intention to nominate its own slate of four nominees for election as directors at the Annual Meeting and solicit proxies for use at the Annual Meeting to vote in favor of its own slate. According to its notice, Rx Investor owns 1,100 shares of common stock of the Company, and its officers and stockholders Jeffrey Holtmeier and Rob Smyjunas beneficially own 19,900 and 225,300 shares of common stock of the Company, respectively.  Your Board believes that Rx Investor is seeking to acquire control of the Company without paying any control premium to the stockholders of the Company!  While they are not required by law to pay a control premium, your Board believes that it is appropriate for anyone seeking control of your Company to pay a control premium to the stockholders.
The Rx Investor nominees are NOT endorsed by the Board of Directors. You may receive proxy solicitation materials from Rx Investor or other persons or entities affiliated with them, including a proxy card.  We urge stockholders NOT to use any proxy card that you may receive from Rx Investor.  YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY RX INVESTOR. If you have already voted using a proxy card sent to you by Rx Investor, you can revoke it by executing and delivering the enclosed WHITE proxy card in the postage-paid envelope provided.  Only your last-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this proxy statement. The Company also received a separate nomination from another stockholder, who indicated that it did not intend to publicly disclose its nomination.

The Board urges the common stockholders to use the WHITE proxy card and vote FOR ALL of our nominees for director.
OUR BOARD OF DIRECTORS URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY RX INVESTOR.
We are not responsible for the accuracy of any information provided by or relating to Rx Investor contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Rx Investor or any other statements that Rx Investor may otherwise make.  Rx Investor will choose which stockholders receive its proxy solicitation materials.
Proxies
All shares represented by a proxy will be voted, and where a stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made.  If a stockholder signs and returns a proxy card but does not indicate a choice on the proxy card, the shares will be voted in favor of the election of each of the nominees for director contained in this Proxy Statement and in favor of each of the other proposals considered at the Annual Meeting.
Multiple Proxy Cards
Many stockholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts.  To ensure that ALL of your shares are represented at the Annual Meeting, we recommend that you VOTE EVERY WHITE PROXY CARD YOU RECEIVE.
Additionally, if Rx Investor proceeds with their alternative nominations, you may receive proxy solicitation materials from Rx Investor.  Your Board of Directors recommends you disregard any proxy card you receive from Rx Investor.  If you have already voted using Rx Investor's proxy card, you have every right to change your vote by executing the enclosed WHITE proxy card.  Only the latest dated proxy you submit will be counted.  If you vote against any Rx Investor nominee using Rx Investor's proxy card, your vote will not be counted as a vote for the Board of Directors' nominees and will result in the revocation of any previous vote you may have cast on the Company's WHITE proxy card.  IF YOU WISH TO VOTE PURSUANT TO THE RECOMMENDATIONS OF THE BOARD, YOU SHOULD DISREGARD ANY PROXY CARD THAT YOU RECEIVE OTHER THAN THE WHITE PROXY CARD.
Voting Instructions
If you are a stockholder of record, you can vote by mail by marking, dating and signing your WHITE proxy card in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope provided with the proxy materials.  Your proxy card must be received prior to the Annual Meeting.  In addition, you may vote over the Internet or by telephone by following the directions on your WHITE proxy card.
Proxy Revocation Procedure
A proxy may be revoked at any time before it has been exercised with regard to any matter (i) by executing and delivering, prior to the shares being voted at the Annual Meeting, a proxy dated as of a later date than a previously executed and delivered proxy, (ii) by attending the Annual Meeting and voting in person, or (iii) by written notice of revocation mailed to and received by the Secretary of the Company prior to the shares being voted at the Annual Meeting.  Attendance at the Annual Meeting will not in and of itself revoke a proxy.  If your shares are held by a bank, broker or other agent, you may change your vote by submitting new voting instructions to your bank, broker or other agent or, if you have obtained a legal proxy from your bank, broker or other agent giving you the right to vote your shares, by attending the annual meeting and voting in person.
If you have previously signed any proxy card sent to you by Rx Investor, you may change your vote by signing, dating and returning the enclosed WHITE proxy card in the accompanying postage-paid envelope.  Please note that submitting a Rx Investor proxy card – even if you vote in protest against the Rx Investor nominees – will revoke any votes you previously made via the Company's WHITE proxy card.

Voting Results
We expect to announce preliminary voting results at the Annual Meeting.  We will report the final results on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC").
CORPORATE GOVERNANCE AND BOARD MATTERS
Board Leadership Structure
Our Amended and Restated Bylaws provide our Board with flexibility to combine or separate the positions of Chairman of the Board and President and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of the Company.  Currently, Mr. Dhadphale serves as both Chairman of the Board of Directors and President and Chief Executive Officer.  Our Board has determined that this structure is the most effective leadership structure for the Company at this time. The Board believes that Mr. Dhadphale is the director best situated to identify strategic opportunities and focus the activities of the Board due to his commitment to the business and his company-specific experience.  The Board also believes that the combined roles held by Mr. Dhadphale promote effective execution of strategic imperatives and facilitates information flow between management and the Board.
Director Independence
The Board has determined that our current directors Messrs. Bennani, Heimbrock, Savarino and Siegel, who have been nominated for election at the Annual Meeting, satisfy the current "independent director" standards established by the rules of The Nasdaq Stock Market, Inc.  There are no family relationships among any of our directors or executive officers.  Mr. Dhadphale, our Chairman of the Board, is not an "independent director" as he is our President and Chief Executive Officer.
Board Attendance
In 2015, our Board held six board meetings.  All directors attended at least 75% of the aggregate number of Board meetings held and meetings held by all committees of the Board on which the director served.
Executive Sessions
Executive sessions of our independent directors are held periodically as necessary.  The Board's policy is to hold executive sessions without the presence of management.
Board Committees
Our Board has two standing committees:  the Audit Committee and the Compensation Committee.  From time to time, our Board may also appoint committees for special purposes.
Audit Committee. Our Audit Committee consists of Youssef Bennani (Chair), Joseph Savarino and Ambassador Siegel. The functions of the Audit Committee include the retention of our independent registered public accounting firm, reviewing and approving the planned scope, proposed fee arrangement and results of the Company's annual audit, reviewing the adequacy of the Company's accounting and financial controls and reviewing the independence of the Company's independent registered public accounting firm.  Our Board has determined that each member of the Audit Committee meets the independence requirements of the SEC.  Our Board has also determined that Youssef Bennani qualifies as an "audit committee financial expert," as defined in SEC rules. Mr. Bennani, on behalf of  the Audit Committee, met with the Company's independent auditors four times in 2015 on a formal basis in addition to a number of informal meetings throughout the year.
Compensation Committee.  Our Compensation Committee consists of Joseph Savarino (Chair), Youssef Bennani and Ambassador Siegel. The function of the Compensation Committee is to recommend to the full Board of Directors the compensation to be offered to our executive officers and the compensation to be offered to our directors. The Compensation Committee also administers our 2009 Incentive Compensation Plan and our 2014 Equity Incentive Plan and approves grants of stock options and restricted stock under those plans. The Compensation Committee had two meetings during 2015.

Nominating Committee. The entire Board of Directors acts as a nominating committee and nominates persons to serve as directors of the Company.
Board Oversight of Risk
The Board maintains oversight responsibility for the management of the Company's risks and closely monitors the information it receives from management to provide oversight and guidance to our management team concerning the assessment and management of risk. The Board approves the Company's high level goals, strategies and policies to set the tone and direction for appropriate levels of risk taking within the business.
The Board has delegated oversight for matters involving certain specific areas of risk exposure to its committees. Each committee reports to the Board of Directors at regularly scheduled Board meetings, and more frequently if appropriate, with respect to the matters and risks for which the committee provides oversight.
The Audit Committee oversees the integrity of our financial statements, risks related to our financial reporting process and internal controls, the independent auditors' qualifications, independence and performance and the Company's corporate finance matters. The role of the Audit Committee includes receiving, at least annually, a discussion of the major risk exposures identified by senior management, the key strategic plan assumptions considered during the assessment and steps implemented to monitor and mitigate such exposures on an ongoing basis.
Our Compensation Committee is responsible primarily for the design and oversight of the Company's executive compensation policies, plans and practices. A key objective of the Compensation Committee is to ensure that the Company's overall executive compensation program appropriately links pay to performance and aligns the interests of the Company's executives with its stockholders.
The Board encourages management to promote a corporate culture that incorporates risk management into the Company's day-to-day business operations.
Director Attendance at Annual Meeting
The Annual Meeting provides a good opportunity for our directors to hear any feedback the stockholders may share with the Company at the meeting.  We encourage our directors to attend our Annual Meeting.
Identification and Evaluation of Director Nominees
The Certificate of Designations for our Series B preferred stock provides that for so long as any shares of such preferred stock are outstanding, the Board shall consist of five members, with the holders of the Series B preferred stock, voting as a separate class, entitled to elect one member. The Board is responsible for identifying and selecting potential candidates for the remaining four seats on our Board.  Our Board reviews the credentials of proposed members of the Board, either in connection with filling vacancies or the election of directors at each meeting of stockholders.  The Board uses a variety of methods for identifying and evaluating director nominees.  The Board plans to regularly assess the composition of the Board, the needs of the Board and the respective Board committees, and the qualifications of candidates in light of these needs.  Candidates may come to the attention of the Board through stockholders, management, current members of the Board, or search firms.  The evaluation of these candidates may be based solely upon information provided to the Board or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the Board deems appropriate, including the use of third parties to review candidates.
While we do not have a stand-alone diversity policy, in considering whether to recommend any director nominee, including candidates recommended by stockholders, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide relevant experience, knowledge and abilities that will allow our Board and its committees to fulfill their respective responsibilities.  In addition, the Board will also consider the ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with the Company's interests.  The Board does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective director nominees.

We believe that each of the Board's nominees are individuals with a strong background in executive leadership and management, accounting and finance, and Company and industry knowledge.  In addition, each of our director nominees has a strong professional reputation and has shown a dedication to his or her profession and community.  We also believe that our director nominees' diversity of backgrounds and experiences, which include business, finance, technology, healthcare and executive management, results in different perspectives, ideas and viewpoints, which make our Board more effective in carrying out its duties.
The Board believes that each of its director nominees for election at the Annual Meeting brings a strong and unique set of qualifications, attributes and skills and provides the Board as a whole with an optimal balance of experience, leadership and competence in areas of importance to our Company.  Under "Proposal One – Election of Directors," we provide an overview of the principal occupation and business experience of each of our director nominees, together with other key attributes that we believe provide value to the Board, the Company and its stockholders.
Stockholder Nominees
In nominating candidates for election as a director, the Board will consider candidates recommended by stockholders who satisfy the notice, information and consent provisions set forth in our Amended and Restated Bylaws.  Stockholders who wish to recommend a candidate may do so by writing to the Board of Directors in care of the Corporate Secretary, at HealthWarehouse.com, 7107 Industrial Road, Florence, Kentucky 41042.  The Board will use the same evaluation process for director nominees recommended by stockholders as it uses for other director nominees.  A copy of our Amended and Restated Bylaws may be obtained by any stockholder upon request to our Corporate Secretary or through the SEC's website at www.sec.gov.
Communications with the Board of Directors
Stockholders are invited to communicate to the Board or its committees or to any individual director or to the independent directors as a group, by writing to: HealthWarehouse.com, Inc., Chairman of the Board of Directors or the Chair of a Board committee, 7107 Industrial Road, Florence, Kentucky, 41042, Attention: Corporate Secretary. All such stockholder communications will be forwarded to the specific director or directors to whom the communications are addressed.  Appropriate responses will be provided to stockholders on a timely basis.  Please note that the foregoing communication procedure does not apply to (i) stockholder proposals pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act") and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the SEC.  Officers, directors and 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on review of the copies of such forms, the Company believes that all applicable Section 16(a) filing requirements were satisfied by its officers, directors and 10% stockholders during 2015, except that directors Youssef Bennani, Ned Siegel and Joseph Savarino each filed two forms late with respect to the grant of stock options in July and October 2015, director and President Lalit Dhadphale filed one report late with respect to the grant of stock options in August 2015, and 10% stockholders Cormag Holdings, Ltd. and Mark Douglas Scott filed one report late with respect to the sale of common stock in September 2015.

Executive Officer Who Does Not Serve as a Director

The principal occupation for the past five years of our executive officer, who does not serve as a director, follows:

Daniel Seliga.  Mr. Seliga, age 50, became the Chief Operating Officer and Chief Financial Officer of the Company on January 1, 2016.  Mr. Seliga has provided financial and operational consulting services to HealthWarehouse.com since August 2013.  Prior to joining the Company full time, Mr. Seliga was a Managing Director of Melrose Capital, the Company's senior lender.  From September 2010 to December 2012, he was General Manager and Business Manager for MVI Enterprises, the largest truck dealership network in Ohio.  From November 1996 to July 2010, Mr. Seliga was the Chief Financial Officer and Vice President of Operations for Mae Holding Company, a privately held wholesale distributor of commercial construction materials and a retail home improvement company.  Prior to 1996, Mr. Seliga served as a commercial and real estate lending officer for Bank of New York and PNC Bank.

PROPOSAL ONE—ELECTION OF DIRECTORS

The Board of Directors

Our Amended and Restated Certificate of Incorporation provides that each director shall be elected at each annual meeting of stockholders for a term of one year. Our Board currently consists of the following five directors: Lalit Dhadphale, Youssef Bennani, Joseph Savarino, Ambassador Ned L. Siegel and Joe Heimbrock, each of whose terms expire at this meeting.

The total number of directors eligible to be elected at the 2016 Annual Meeting by all stockholders voting together in Proposal No. 1 is four, with the directors to be elected by a plurality of the votes cast by holders of shares of our common stock and our Series B and Series C preferred stock, voting together as a single class.  With respect to the foregoing vote, the common stock and the Series C preferred stock is entitled to one vote per share, and the Series B preferred stock is entitled to the number of votes equal to the number of shares of common stock into which such shares of Series B preferred stock could be converted immediately after the close of business on the record date fixed for the Annual Meeting.
Director Nominees
The Board, serving as a nominating committee, nominated the following four people, all of whom are current directors, for election as directors: (i) Lalit Dhadphale, (ii) Youssef Bennani, (iii) Joseph Savarino and (iv) Ambassador Ned L. Siegel.  The holders of the Series B preferred stock nominated Joe Heimbrock for election as the Series B preferred stock director.  If elected, these nominees will hold office as directors until our 2017 Annual Meeting and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal.
Biographical Information of Directors and Director Nominees
The following provides information regarding each of the Board's nominees, including their business experience, their length of service on the Board where applicable and their age as of July 1, 2016:
Lalit Dhadphale. Mr. Dhadphale, age 44, co-founded HealthWarehouse.com in August 2007 and launched the Company's prescription drug business in 2008. He has been President and CEO of the Company since its inception and has served as Chairman of the Board of Directors since May 2009. Earlier in his career, Lalit co-founded Zengine, Inc. serving as Vice President of Product Development, Chief International Officer and later as Chief Operating Officer of Zengine, Inc. from founding in 1999 through its sale in 2002. Under his day-to-day leadership, Zengine grew from start-up to $30+ million in annualized sales, achieving profitability in its second quarter as a public company in the first quarter of 2001. Prior to co-founding Zengine, Mr. Dhadphale was a co-founder of Excite Japan, where he was involved with product development, internationalization and localization of web sites and Internet products. He produced the launch of both Excite Japan and Netscape Netcenter Japan. Prior thereto, Mr. Dhadphale was International Business Development Manager for CNET, securing relationships throughout Asia and the Pacific Rim. Mr. Dhadphale received his BA degree from the University of Michigan, Ann Arbor in Japanese Language & Literature and Asian Studies.  Mr. Dhadphale brings to the Board of Directors his executive experience in product development, web site design and internet products.
Youssef Bennani. Mr. Bennani, age 50, has served as one of our directors since November 11, 2009 and is Chair of the Audit Committee.  Mr. Bennani currently serves as the Vice President M&A and Partnerships at OCP S.A., a major global company specialized in the mining, refining, processing, manufacturing, commercialization, marketing and development of phosphate rock, phosphoric acid and phosphate-based fertilizer.  Through January 30, 2012, Mr. Bennani was a Senior Managing Director in Kaufman Bros., L.P.'s Investment Banking department which he joined in 1995.  His responsibilities ranged from public and private financing transactions to general financial advisory for mergers and acquisitions, restructuring, acquisition financing and recapitalization.  Prior to joining Kaufman Bros., L.P., Mr. Bennani was an investment banker at Barington Capital, L.P., where his primary industry focus was technology. Mr. Bennani received his MBA in international finance from New York University's Stern School of Business. He also received his Masters in computer science as well as a BS in mathematics and physics from the University of Pierre and Marie Curie in Paris.  In addition to his international and investment banking experiences, Mr. Bennani brings a depth of knowledge of finance that permits him to qualify as the "financial expert" on the Board of Directors.

Joseph Savarino. Mr. Savarino, age 46, has served as one of our directors since December 22, 2010.  Since June 2010, Mr. Savarino has been a director of Carpeturn.com, Inc., a company he co-founded and which provides flooring materials and services to the multi-family housing industry, where customers have online and mobile access to schedule installations, manage budgets and track apartment histories. Mr. Savarino became Chief Executive Officer of Carpeturn.com, Inc. in January 2014. Mr. Savarino was engaged in select internet and e-commerce consulting projects from 2002 through June 2010, and has prior experience in management, sales, business development and market research. Mr. Savarino was the President and Chief Executive Officer of Zengine, Inc. from 1998 until its sale in 2002.  Zengine was a public company that provided sell-side e-commerce software and services to customers in the United States and Japan.  As a co-founder and director of Zengine and Carpeturn.com, Mr. Savarino provides the Board with entrepreneurial background and e-commerce experience.

Ambassador Ned L. Siegel. Ambassador Siegel, age 64, has served as one of our directors since June 14, 2013.  Ambassador Siegel has been the President of the Siegel Group, Inc., a multi-disciplined international business management advisory firm specializing in infrastructure, real estate, ports, energy, utilities, technology and financial services, since September 1997. He also served as a Managing Member of the Siegel Consulting Group, LLC from November 2009 through June 2013. He served as the Ambassador of the United States of America to the Commonwealth of The Bahamas from October 2007 to January 2009.  During his fifteen month tenure as Ambassador, he served as Chief of Mission responsible for all operations of Embassy Nassau and was presented with the United States Coast Guard Meritorious Public Service Award.  He also served with Ambassador John R. Bolton at the United Nations in New York as Senior Advisor to the U.S. Mission and Representative of the United States to the 61st Session of the United Nations General Assembly from September 2006 – January 2007.  From January 2003 to October 2007, Ambassador Siegel was a Member of the Board of Directors of the Overseas Private Investment Corporation.  He served as Vice Chairman and a director of Alternative Fuels Americas, from January 5, 2011 until December 1, 2012.  He has been a director of PositiveID Corporation since February 2, 2011.  He has served as a director of Medbox, Inc. since April 10, 2014, a director of Viscount Systems, Inc. since April 23, 2014 and of VeriTeQ Corporation since June 19, 2014. Ambassador Siegel received a bachelor of arts degree from the University of Connecticut in 1973 and a Juris Doctorate from the Dickinson School of Law in 1976.  Ambassador Siegel brings to the Board extensive experience and contacts with government agencies.

All of the Board's nominees have indicated a willingness to continue serving as directors if elected, and the Company has no reason to believe that any nominee will be unavailable to serve.  Each nominee has consented to being named in the Proxy Statement and has agreed to serve if elected.  If any of them should decline or be unable to act as a director, the proxy holders will vote for the election of any other persons the Board may nominate.

Vote Required and Board Recommendations

The directors will be elected by a plurality of the votes, which means the four nominees who receive the greatest number of FOR votes in Proposal No. 1 will be elected.  If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares.  Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not have any effect on the outcome of the proposal.  Stockholders have no right to cumulate votes in the election of directors.

The shares represented by the accompanying proxy will be voted FOR election, as directors, of the above-mentioned four nominees, unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card.  If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the proxy holders.
The Board of Directors recommends that the stockholders vote "FOR" each of the nominees listed above (Item 1 on the enclosed WHITE proxy card).

PROPOSAL TWO - RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has selected Marcum LLP as the independent registered public accounting firm to perform the audit of the Company's financial statements for the year ending December 31, 2016. Marcum LLP has audited the Company's financial statements since May 2009.
The Board is asking the stockholders to ratify the selection of Marcum LLP as the Company's independent registered public accounting firm for 2016. Although not required by law or the Company's Amended and Restated Bylaws, the Board is submitting the selection of Marcum LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Audit and Non-Audit Services
The Audit Committee is directly responsible for the appointment, compensation and oversight of the Company's independent auditor.  The Audit Committee understands the need for Marcum LLP to maintain objectivity and independence in its audits of the Company's financial statements. The Audit Committee understands that Marcum LLP did not provide any non-audit services in 2015.
The following table presents fees billed or expected to be billed for professional services rendered by the Company's independent registered public accountant for the years ended December 31, 2015, and 2014, and fees billed for other services rendered during those periods.

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014

Audit Fees (1)	$120,000	$122,285
Audit Related Fees (2)	-	-
Tax Fees (3)	-	-
All Other Fees (4)	-	-
_____________________________
(1)     Audit fees were principally for audit work performed on our annual financial statements and review of our interim financial statements.
(2)     There were no "audit-related services" during the period.
(3)     There were no "tax services" during the period.
(4)     There were no "other services" during the period.

During the years ended December 31, 2015 and 2014, the Audit Committee met to review and approve the filing of Forms 10-K and 10-Q. All audit services were pre-approved by the Board of Directors.

Pre-Approval Policies and Procedures
To help ensure the independence of our independent registered public accounting firm, all audit and permitted non-audit services, including the fees and terms thereof, to be performed by our independent registered public accounting firm must be approved in advance by the Audit Committee, except that the Audit Committee may delegate to one or more of its members the authority to grant the required approvals.
Independence Issues

There are no persons who have a direct or indirect substantial interest in the matter described under Proposal No. 2 above.

The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Marcum LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016. (Item 2 on the enclosed WHITE proxy card).

PROPOSAL THREE—ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Background

The Compensation Committee of the Board of Directors has the responsibility for evaluating and authorizing the compensation payable to our executive officers.  The goal of our executive compensation program is to attract and retain qualified individuals and motivating those individuals to perform at the highest of professional levels and to contribute to our growth and success.

Due to our limited resources, we only had one named executive officer for the year ended December 31, 2015: Lalit Dhadphale, our President and Chief Executive Officer. This executive has agreed to below market compensation in order to conserve the Company's resources to support its development activities.

Objectives of our Executive Compensation Program

Our Compensation program for our executive officers is designed to achieve the following objectives:

●     attract, engage and retain talented and highly experienced executive officers;
●     motivate and reward executive officers whose knowledge, skills and performance contribute to our success;
●     encourage and inspire our executive officers to achieve key corporate strategic objectives and long-term goals; and
●     align the interests of our executives and stockholders by motivating executive officers to increase stockholder value.

Elements of Compensation

Consistent with the size and nature of our Company, our executive compensation program is simple, consisting of a base salary and long-term equity award in the form of stock options.

Base Salary

The Compensation Committee reviews the base salaries of our named executive officers at least annually.  The annual base salaries of our named executive officers are reflected in the Summary Compensation Table.  Mr. Dhadphale did not receive any salary from January 1, 2013 through April 30, 2014, and from May 1, 2014 through the end of 2015 his annual salary was fixed at $150,000 per year. Due to our resource restrictions, our existing executive officers are currently being paid a below market salary.

Long-Term Incentive Awards

The Compensation Committee favors long-term equity awards in the form of stock options.  Our long-term equity awards align the interests of our named executive officers with those of our stockholders, thereby creating an incentive to build stockholder value and acting as a retention tool.

Vote Required and Board Recommendations

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, referred to as the Dodd-Frank Act, and Section 14A of the Exchange Act, our stockholders are now entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.  The compensation of our named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement.

We believe that our compensation policies and decisions are designed to enhance stockholder value by attracting and retaining qualified individuals and motivating those individuals to perform at the highest of professional levels and to contribute to our growth and success.  We believe that our current compensation program directly links executive compensation to performance, aligning the interests of our executive officers with those of our stockholders.  Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that have already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions.  However, our Board of Directors values the opinions of our stockholders and will take into account the outcome of the vote when considering future executive compensation policies and decisions.

The Board is asking you to vote on the adoption of the following resolution:

"RESOLVED, that the stockholders of HealthWarehouse.com, Inc. hereby approve, on an advisory basis, the compensation of the Company's named executive officers, as described in this proxy statement, including the compensation tables and related narrative discussion."

Vote Required for Approval

Approval of this resolution requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Because your vote is advisory, it will not be binding upon the Company, the Board of Directors or the Compensation Committee.  However, our Board of Directors and Compensation Committee value the opinions of our stockholders.  To the extent that there is any significant vote against the compensation of our named executive officers, they will consider our stockholders' concerns and will evaluate what actions, if any, may be appropriate to address those concerns.

The Board of Directors recommends that the stockholders vote for the approval, on an advisory basis, of the compensation of our named executive officers (Item 3 on the enclosed WHITE proxy card).

PROPOSAL FOUR—ELECTION OF DIRECTOR BY THE SERIES B PREFERRED STOCK

Under the Certificate of Designations designating the rights and privileges of the Company's Series B preferred stock, the holders of the Company's Series B preferred stock have the right to designate or elect one of the Company's directors (the "Series B Director").  The holders of the Series B preferred stock have nominated Joe Heimbrock to fill the Series B seat on the Board in connection with the Annual Meeting. Mr. Heimbrock was appointed as a director in April 2016.  Certain biographical information of the Series B preferred stock nominee for director follows:
Joe Heimbrock.   Joe Heimbrock, age 61, has served as a director since April 2016.  Mr. Heimbrock has served as the Regional General Manager in Ohio for Rush Enterprises, Inc., which is headquartered in New Braunfels, Texas, since January 2013.  Rush Enterprises owns and operates the nation's largest network of commercial vehicle dealerships, including new and used trucks through its Rush Truck Centers.  Prior thereto, Mr. Heimbrock was Vice President of MVI Enterprises, the largest truck dealership network in Ohio which was purchased by Rush Enterprises in 2012.  Mr. Heimbrock has over 30 years of business experience in the commercial trucking industry, including sales, marketing and operational management. Mr. Heimbrock brings to the Board extensive business and financial expertise.

Vote Required and Board Recommendations

The Series B director will be elected by a plurality of the votes, which means the Series B preferred stockholder nominee who receives the greatest number of FOR votes will be elected.

The shares represented by the accompanying proxy for Series B preferred stockholders will be voted FOR election as a director the above-mentioned nominee, unless a stockholder requests that voting of the proxy be withheld for such nominee by so directing on the proxy card.  If the nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the proxy holders.
Only the holders of the Series B preferred stock will vote for the election of the Series B preferred stock nominee for election as a director.
The Board of Directors recommends that the Series B preferred stockholders vote "FOR" the nominee listed above (Item 4 on the enclosed WHITE proxy card for Series B preferred stockholders).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock and other classes of voting securities as of July 29, 2016 by (a) each current director or director nominee; (b) each executive officer; (c) all of our current executive officers, directors and nominees as a group; and (d) all those known by us to be beneficial owners of more than five percent of our common stock and other classes of voting securities.

Name (1)	Number of Shares Beneficially Owned (2)	Percentage of Shares Beneficially Owned (3)

5% or Greater Stockholders:

Dr. Bruce Bedrick (4)	5,850,000	13.3%

MVI Partners, LLC and Joe Heimbrock (5)	5,838,695	12.2%

Cormag Holdings, LTD (6)	4,480,861	10.3%

Dellave Holdings LLC and Timothy Reilly (7)	2,827,354	6.7%

Estate of Wayne Corona (8)	2,770,676	6.6%

Osgar Holdings, LTD (9)	2,500,000	5.8%

Janice and Ralph Marra (10)	2,197,428	5.2%

Executive Officers and Directors:

Lalit Dhadphale (11)	3,330,116	7.9%

Ned L. Siegel (12)	1,086,084	2.6%

Youssef Bennani (13)	513,908	1.2%

Joseph Savarino (14)	497,477	1.2%

Joe Heimbrock (5)	5,838,695	12.2%

Daniel Seliga (15)	788,443	1.9%

All executive officers and directors as a group (6 persons)	11,829,723	24.5%
__________________________
(1)	The address of each executive officer and director is c/o HealthWarehouse.com, Inc., 7107 Industrial Road, Florence, Kentucky 41042.

(2)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC.  Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as the entities owned or controlled by the named person.  Also includes shares if the named person has the right to acquire those shares within 60 days after July 29, 2016, by the exercise of any warrant, stock option, convertible note or other right.  Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(3)
Applicable percentages are based on 42,160,786 shares of common stock outstanding on July 29, 2016, adjusted as required by rules promulgated by the SEC.  There were 517,359 shares of Series B preferred stock outstanding on July 29, 2016, which shares are convertible into 6,032,406 shares of common stock based on a conversion factor of 11.66.  The shares of common stock underlying convertible preferred stock, stock options or warrants are deemed outstanding for purposes of computing the percentage of outstanding common stock owned by the person or group holding such convertible preferred stock, stock options or warrants but are not deemed outstanding for the purpose of computing the percentage of any other person or group.

(4)
Consists of (i) 3,900,000 shares of common stock and (ii) warrants to purchase 1,950,000 shares of common stock owned by Dr. Bedrick.  The information in this Note 4 is based in part on information contained in the Schedule 13G filed with the SEC by Dr. Bruce Bedrick on September 18, 2014.  Dr. Bedrick's address is 5375 Monterey Circle #32, Delray Beach, FL 33484.

(5)
Consists of (i) 68,009 shares of common stock and (ii) 494,913 shares of Series B preferred stock convertible into 5,770,686 shares of common stock. The shares of common stock are owned by Joe Heimbrock individually and the shares of Series B preferred stock are owned by MVI Partners, LLC. Mr. Heimbrock serves as a managing member of MVI Partners and thus may be deemed to possess shared voting and dispositive power over the shares of Series B preferred stock. The address of MVI Partners is 3299 Hughes Court, Taylor Mill, Kentucky 41015. The information contained in this note is based in part on a Schedule 13D filed by MVI Partners on April 29, 2016.

(6)
Consists of 3,147,527 shares of common stock and warrants to purchase 1,333,334 shares of common stock.  The securities are owned by Cormag Holdings, Ltd., a Canadian corporation.  Mark Douglas Scott is the President, sole stockholder and director of Cormag and has sole voting and dispositive power with respect to the shares owned by Cormag.  The owners' address is 104 Falcon Ridge Drive, Winnipeg, Manitoba, Canada R3Y1X6. Mr. Scott is a Canadian citizen. The information in this note is based in part on information contained in the Schedule 13G/A Amendment No. 1 filed with the SEC by Cormag Holdings and Mr. Scott on February 25, 2016.

(7)
Consists of (i) 2,253,528 shares of common stock owned by Dellave Holdings LLC ("Dellave"), and (ii) 573,826 shares of common stock owned by Melrose Capital Advisors LLC ("Melrose").  Dellave and Melrose are Ohio limited liability companies.  Timothy Reilly is the Managing Member of both Dellave and Melrose and has sole voting and dispositive power with respect to the shares owned by Dellave and Melrose.  The owner's address is 1085 Gulf of Mexico Drive, #602, Longboat Key, Florida 34228.  Melrose is the Company's senior lender.

(8)
Consists of (i) 2,737,644 shares of common stock owned by the Estate of Wayne Corona and (ii) 33,032 shares of common stock owned by MKW Partners, LLC ("MKW").  Mr. Corona was the Managing Member of MKW and had sole voting and dispositive power with respect to the shares owned by MKW.  The information contained in this note is based in part on the information contained in Schedule 13G Amendment No. 1 filed with the SEC by Mr. Corona on July 29, 2013.

(9)
Consists of 1,666,667 shares of common stock and warrants to purchase 833,333 shares of common stock.  The securities are owned by Osgar Holdings Ltd., a Canadian corporation.    Hong Penner is the President, sole stockholder and a director of Osgar and has sole voting and dispositive power with respect to the shares owned by Osgar.  The owners' address is 400 St. Mary Avenue, 9th Floor, Winnipeg, Manitoba, Canada R3C4K5.  Ms. Penner is a Canadian citizen.  The information in this note is based in part on information contained in the Schedule 13G filed with the SEC by Osgar Holdings and Ms. Penner on December 19, 2014.

(10)
Consists of (i) 1,935,709 shares of common stock and (ii) 22,446 shares of Series B preferred stock which is convertible into 261,720 shares of common stock, based on a conversion factor of approximately 11.66.  Ms. Marra has sole dispositive and voting power with respect to 1,668,605 shares of common stock and the 22,446 shares of Series B preferred stock, and shared dispositive and voting power with Ralph Marra with respect to 4,029 shares of common stock. Ralph Marra has sole dispositive and voting power with respect to 446,680 shares of common stock, and shared dispositive and voting power with Janice Marra with respect to 4,029 shares of common stock.  Excludes 90,000 shares of common stock held in Trust for Janice and Ralph Marra's minor children.  The business address for Ms. and Mr. Marra is 5 Post Road, Rumson, NJ 07760.  The information contained in this note is based in part on the information contained in Schedule 13G/A Amendment No. 1 filed with the SEC by Ms. and Mr. Marra on February 14, 2014.

(11)	Does not include stock options to purchase 250,000 shares of common stock that are not currently exercisable within 60 days of July 29, 2016.

(12)	Includes stock options to purchase 143,692 shares of common stock.

(13)	Includes stock options to purchase 223,692 shares of common stock.

(14)	Includes stock options to purchase 88,692 shares of common stock.

(15)
Consists of stock options to purchase 66,667 shares of common stock.   Does not include stock options to purchase 133,333 shares of common stock that are not currently exercisable within 60 days of July 29, 2016.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The following is the report of the Audit Committee of the Board of Directors of HealthWarehouse.com, Inc. with respect to the Company's audited financial statements for the year ended December 31, 2015, included in the Company's Annual Report on Form 10-K, filed with the SEC on March 25, 2016.  The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.
The Audit Committee currently consists of three directors, each of whom is an "independent director" as defined in the SEC's rules relating to the independence standards for members of the Audit Committee.  The Audit Committee oversees our financial reporting process on behalf of the Board of Directors.  Management has the responsibility for the financial statements and the reporting process, including internal control systems.  Our independent registered public accounting firm, Marcum LLP, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.
Review with Management
The Audit Committee reviewed and discussed the audited financial statements with management of the Company.
Review and Discussions with Independent Accountants
The Audit Committee met with Marcum LLP to review the financial statements for the year ended December 31, 2015.  The Audit Committee discussed with a representative of Marcum LLP the matters required to be discussed by the Public Company Accounting Oversight Board Audit Standard No. 16.  In addition, the Audit Committee met with Marcum LLP, with and without management present, to discuss the overall scope of Marcum LLP's audit, the results of its examination and the overall quality of the Company's financial reporting.  The Audit Committee received the written disclosures and letter from Marcum LLP required by Rule 3526 of the Public Company Accounting Oversight Board, Communication with Audit Committee Concerning Independence, and has discussed with Marcum LLP its independence, and satisfied itself as to the independence of Marcum LLP.
Conclusion
Based on the above review, discussions, and representations received, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2015 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.
Submitted by the following members of the Audit Committee:
AUDIT COMMITTEE

Youssef Bennani, Chair
Joseph Savarino
Ned L. Siegel

COMPENSATION
Summary Compensation Table
The following table sets forth summary compensation information for 2015 and 2014 for our Chief Executive Officer. No other executive officer had total compensation of $100,000 or more in 2015.  Except as provided below, none of our named executive officers received any other compensation required to be disclosed by law or in excess of 10% of their total annual compensation.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)

Lalit Dhadphale President, Chief Executive and Financial Officer	2015 2014	150,000 100,000	0 0	11,761 35,825	0 0	161,761 135,825

(1)
Mr. Dhadphale ceased receiving a salary beginning January 1, 2013 in order to conserve the Company's resources to support its development activities.  Effective May 1, 2014, Mr. Dhadphale began to receive an annual salary of $150,000, which equated to $100,000 for the last eight months of 2014.

(2)
The amounts in the "Option Awards" column reflect the dollar aggregate grant date fair value computed in accordance with ASC Topic 718. The assumptions we used to calculate these amounts are discussed in the notes to our consolidated financial statements included in the Company's Annual Report on Form 10-K.

Narrative Disclosure to the Summary Compensation Table

The goal of our executive compensation program is to attract and retain qualified individuals and motivate those individuals to perform at the highest of professional levels and to contribute to our growth and success. Due to our limited resources, we currently have only one named executive officer: Lalit Dhadphale, our President, Chief Executive Officer and Chairman of the Board of Directors. He has agreed to below market compensation and elected not to receive a salary beginning January 1, 2013 through April 30, 2014 in order to conserve the Company's resources to support its development activities. Mr. Dhadphale began to receive a salary effective May 1, 2014.

Consistent with the size and nature of our Company, our executive compensation program is simple, consisting of a base salary and long-term equity awards in the form of stock options.

Base Salary: The Compensation Committee or the Board reviews the base salaries of our named executive officers at least annually. The annual base salary of our named executive officer is reflected in the Summary Compensation Table. Due to our resource restrictions, our existing executive officer's base salary is below market and he elected not to receive his base salary from January 1, 2013 through April 30, 2014.  Effective May 1, 2014, Mr. Dhadphale began to receive an annual salary of $150,000, which amounted to $100,000 for the last eight months of 2014.

Long-Term Incentive Awards: The Board has a policy to issue long-term equity awards in the form of stock options. Our long-term equity awards align the interests of our named executive officers with those of our stockholders, thereby creating an incentive to build stockholder value and acting as a retention tool.

On August 31, 2011, we awarded Mr. Dhadphale a five year incentive stock option to purchase 250,000 shares of Common Stock at $3.80 per share.  These options were to vest on the date Mr. Dhadphale personally, by means of a pledge of Common Stock, secured a previously contemplated economic development loan to the Company from the Commonwealth of Kentucky. As of the filing date of this report, the Company does not intend to pursue the aforementioned financing. Accordingly, it is not probable that this option will vest and no compensation expense has been recorded.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes equity awards outstanding at December 31, 2015, for each of the executive officers named in the Summary Compensation Table above:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Lalit Dhadphale Chief Executive and President	- 250,000 100,000	250,000 (1) - -	3.80 0.18 0.12	8/31/2016 8/27/2019 8/5/2025
_____________________________
       (1)     As noted above, it is not probable that this option will vest.

 Employment Agreements
On January 11, 2016, the Company entered into an employment agreement with Mr. Daniel Seliga.  His employment agreement provides for a term of two years beginning on January 1, 2016 with an extension provision, the titles and positions of Chief Operating Officer and Chief Financial Officer, and an initial base salary of $150,000 per year, subject to certain bonus and severance provisions.  Mr. Seliga's agreement contains restrictive covenants regarding disclosure of confidential information, non-solicitation and employee non-competition.

On May 9, 2016, the Company entered into an employment agreement with Mr. Dhadphale, the Company's current President and Chief Executive Officer and Chairman of the Board of Directors.  The employment agreement contains the following key terms: (a) a term of one year beginning on May 9, 2016, subject to automatic one year extensions, unless written notice of non-extension is provided by either party; (b) the titles and positions of President and Chief Executive Officer reporting directly to the Company's board of directors; (c) nomination for election as a member of the board of directors at each annual meeting of the Company's stockholders during his employment with the Company; (d) an initial base salary of $175,000 per year beginning May 9, 2016, with an increase to $185,000 per year on May 9, 2017; (d) an annual target bonus of up to 100% of base salary under the annual bonus program for senior management of the Company, which bonus is payable 50% in cash and 50% in stock options, provided that for calendar years 2016 and 2017, Mr. Dhadphale will earn a minimum bonus of 30% of base salary; (e) in the event of a termination of Mr. Dhadphale's employment other than for cause or a resignation for good reason (each as defined in the employment agreement), Mr. Dhadphale will be entitled to severance equal to 12 months of his then-current base salary; and (f) Mr. Dhadphale's agreement contains restrictive covenants regarding (i) disclosure of confidential information for his lifetime, (ii) non-solicitation of clients, customers and employees for 18 months after termination of employment and (iii) non-competition with the Company's business for 18 months after termination of employment.

Related Party Transactions
Effective September 4, 2014, the Company entered into a consulting agreement with Dr. Bruce Bedrick, a stockholder, to provide consulting services related to business development and marketing activities for the Company and other duties as agreed to by management.   The Company was required to pay the related party a monthly fee of $10,000 plus expense reimbursement.  Subsequent to the effective date, the related party agreed to defer the payment of the monthly fee for a period of four months beginning with the November 4, 2014 payment.  The deferred fees were payable on the earlier of the termination date or the second anniversary of the effective date.  The consulting agreement had an initial term of one year and could be automatically renewed for a one year period unless terminated by either party.  The Agreement could be terminated by the Company by providing a sixty day notice prior to the first anniversary of the effective date.  On July 6, 2015, the Company notified the related party of its intent to terminate the contract effective September 4, 2015.  During the years ended December 31, 2015 and 2014, the Company incurred and paid consulting and other expenses of $100,000 and $21,110, respectively, related to the consulting agreement.

On April 20, 2016, MVI Partners, LLC ("MVI Partners"), an Ohio limited liability company, entered into a Stock Purchase Agreement to purchase 494,913 shares of our Series B preferred stock, or 95.7% of the issued and outstanding Series B preferred stock, with certain of the former holders thereof.  The Company is a party to an Amended and Restated Loan and Security Agreement (the "Loan Agreement"), with Melrose Capital Advisors, LLC ("Melrose Capital" or the "Lender").  Timothy E. Reilly, the managing member of Melrose Capital, is a former partner of MVI Partners and two of Mr. Reilly's children currently have a combined one-third interest in MVI Partners.  Under the terms of the Loan Agreement, the Company borrowed an aggregate of $1,000,000 from the Lender (the "Loan").  The Loan is evidenced by a promissory note in the face amount of $1,000,000, as amended (the "Senior Note").  The principal amount and all unpaid accrued interest on the Senior Note is payable on August 31, 2016, or earlier in the event of default or a sale or liquidation of the Company.  The Company granted the Lender a first priority security interest in all of the Company's assets, in order to secure the Company's obligation to repay the Loan, including a Deposit Account Control Agreement, which grants the Lender a security interest in certain bank accounts of the Company.  Upon the occurrence of an event of default, the Lender has the right to impose interest at a rate equal to five percent (5.0%) per annum above the otherwise applicable interest rate. The repayment of the Loan may be accelerated prior to the maturity date upon certain specified events of default, including failure to pay, bankruptcy, breach of covenant, and breach of representations and warranties.  In addition, on July 28, 2016, the Company issued 2,253,528 shares of common stock to Dellave Holdings, LLC, of which Mr. Reilly is the Managing Member, in exchange for the extinguishment of approximately $700,000 of accounts payable held by Dellave Holdings.

Although we have not adopted formal procedures for the review, approval or ratification of transactions with related persons, we adhere to a general policy that such transactions should only be entered into if they are on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties and their approval is in accordance with applicable law. The Company's Audit Committee will review and discuss with management potential transactions with related parties. Related party transactions requiring Audit Committee approval include transactions that are significant in size and transactions that involve terms or aspects that differ from those which would be entered into between independent parties.  Such transactions require the approval of our board of directors.
Compensation Committee Interlocks and Insider Participation
During 2015 and through the date of this Proxy Statement, none of the members of our Compensation Committee was or is an officer or employee of the Company, had or has any relationship with the Company requiring disclosure under Item 404 of Regulation S-K and no executive officer of the Company served or serves on the compensation committee or board of any company that employed or employs any member of the Company's Compensation Committee or Board of Directors.
Director Compensation
Prior to 2015, we compensated non-management directors primarily through stock option or restricted stock grants under our stock option plans.  Based on guidelines stipulated in a study completed by Compensation Strategies, Inc. in October 2013 which analyzed and determined standards for director compensation of companies similar in size, we previously granted non-management directors options to purchase 100,000 shares upon their initial election to the board, and options to purchase 135,000 shares on an annual basis for serving on the board.

In February 2015, the Compensation Committee approved a new compensation plan for non-management directors, which included monthly cash compensation of $1,000 per director and quarterly stock option grants under our stock option plans with a grant date value of $3,000 per director.  In July 2015, the Compensation Committee approved a revision to the compensation plan, changing the monthly cash compensation to $3,000 per director ($5,000 per director beginning April 2016) and the quarterly stock option grants under our stock option plans with a grant date value of $9,000 per director.

Directors are expected to timely and fully participate in all regular and special board meetings, and all meetings of committees on which they may serve.

Director Compensation Table

The table below summarizes the compensation we paid to non-management directors for the fiscal year ended December 31, 2015:

	Cash
	Compensation	Option Awards	Compensation
Name	($)	($) (2)	Total ($)

Joseph Savarino (1)	21,000	15,000	36,000
Youssef Bennani (1)	21,000	15,000	36,000
Ned Siegel (1)	21,000	15,000	36,000
_______________________
(1)
In connection with the directors annual service on our Board, (i) on April 7, 2015 we granted options to each director to purchase 34,063 shares of our common stock at an exercise price of $0.09 per share,  (ii) on July 10, 2015 we granted options to purchase 20,407 shares of our Common Stock at an exercise price of $0.15 per share, and (iii) on October 10, 2015 we granted options to purchase 91,902 shares of our Common Stock at an exercise price of $0.10 per share. Each of the foregoing options have a term of ten years and were immediately vested on the grant date.

(2)	The amounts in the "Option Awards" column reflect the dollar aggregate grant date fair value computed in accordance with ASC Topic 718.

INFORMATION CONCERNING PARTICIPANTS IN THE COMPANY'S SOLICITATION OF PROXIES

In addition to HealthWarehouse.com, Inc., which is deemed to be a "participant" in our solicitation of proxies and which is located at 7107 Industrial Road, Florence, Kentucky 41042, the following sets forth the name, principal business address and the present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which their employment is carried on, of our directors, nominees, officers and employees who, under the rules of the Securities and Exchange Commission, are considered to be "participants" in our solicitation of proxies from our stockholders in connection with our 2016 Annual Meeting.
Directors and Nominees
Unless otherwise set forth below, the principal occupations of our directors and nominees who are considered "participants" in our solicitation are set forth under the sections above titled "PROPOSAL ONE−ELECTION OF DIRECTORS" and "PROPOSAL FOUR−ELECTION OF DIRECTOR BY THE SERIES B PREFERRED STOCK" in this proxy statement.  The names and principal business addresses of the company or other organization in which the principal occupations or employment of the directors is carried on is set forth below:
Youssef Bennani, c/o Healthwarehouse.com, Inc., 7107 Industrial Road, Florence, Kentucky 41042
Lalit Dhadphale, c/o Healthwarehouse.com, Inc., 7107 Industrial Road, Florence, Kentucky 41042
Joseph Savarino,  c/o Healthwarehouse.com, Inc., 7107 Industrial Road, Florence, Kentucky 41042
Ambassador Ned L. Siegel, c/o Healthwarehouse.com, Inc., 7107 Industrial Road, Florence, Kentucky 41042
Joe Heimbrock, c/o Healthwarehouse.com, Inc., 7107 Industrial Road, Florence, Kentucky 41042

Officers and Employees
          The principal occupations of our executive officers and employees who are considered "participants" in our solicitation of proxies are set forth below.  The principal occupation refers to such person's position with the Company, and the business address for each person is HealthWarehouse.com, Inc., 7107 Industrial Road, Florence, Kentucky 41042.
Lalit Dhadphale, President and Chief Executive Officer
Dan Seliga, Chief Operating Officer and Chief Financial Officer
Information Regarding Ownership of the Company
          The number of shares of our common stock held by our directors, nominees and named executive officers as of July 29, 2016 is set forth under the "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" section of the proxy statement.
Information Regarding Transactions in Company Securities by Participants
None of the participants listed above under "Directors and Nominees" and "Officers and Employees" purchased or sold any of our securities during the past two years, except as set forth below:
Joseph Heimbrock purchased in the open market 34,369 shares of common stock on December 17, 2015 and 33,640 shares of common stock on February 25, 2016, and MVI Partners, of which Mr. Heimbrock is the managing member, purchased 494,413 shares of Series B preferred stock in a privately negotiated transaction on April 20, 2016.
On July 27, 2016, Messrs. Bennani, Dhadphale, Savarino and Siegel exercised stock options to purchase common stock for an aggregate of 666,206 shares, 350,000 shares, 666,206 shares and 1,409,063 shares, respectively, with the aggregate exercise paid by having the Company withhold 375,990 shares, 183,870 shares, 375,990 shares and 663,547 shares, respectively.  In addition, on July 27, 2016, Mr. Seliga exercised warrants to purchase common stock for an aggregate of 1,125,000 shares, with the aggregate exercise paid by having the Company withhold 403,224 shares.
Miscellaneous Information Concerning Participants
Except as described in this section or otherwise disclosed in the proxy statement, to the Company's knowledge:
●	No participant owns any securities of the Company of record that such participant does not own beneficially.
●
No participant is, or was within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

●
No associate of any participant owns beneficially, directly or indirectly, any securities of the Company.  No participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company.

●
Except as set forth in this section and the proxy statement, no participant nor any associate of a participant is a party to any transaction, since the beginning of the Company's last fiscal year, or any currently proposed transaction, in which (i) the Company was or is to be a participant, (ii) the amount involved exceeds $120,000, and (iii) any participant or any related person thereof had or will have a direct or indirect material interest.

●
Except as set forth in this section and the proxy statement, no participant, nor any associate of a participant, has any arrangement or understanding with any person (i) with respect to any future employment by the Company or its affiliates or (ii) with respect to any further transactions to which the Company or any of its affiliates will or may be a party.

●
Except as set forth in this section and the proxy statement, no participant that is an executive officer of the Company has any agreement or understanding, whether written or unwritten, with the Company concerning any type of compensation, whether present, deferred or contingent, that is based on or otherwise relates to an acquisition, merger, consolidation, sale or other disposition of all or substantially all of the assets of the Company.

OTHER MATTERS
Solicitation of Proxies; Expenses

The cost of soliciting proxies on behalf of your Board of Directors will be borne by the Company.  Our directors and executive officers intend to solicit proxies by mail, personally, by telephone, by facsimile transmission or by other electronic means.  The Company may also solicit stockholders through press releases issued by the Company, advertisements in periodicals and postings on the Company's website at www.healthwarehouse.com.  No additional compensation will be paid to our directors, executive officers or employees for such services.   Information relating to the Company's directors and executive officers who are considered "participants" in our solicitation under SEC rules is set forth above under "Information Concerning Participants in the Company's Solicitation of Proxies."  The Company contemplates that brokerage houses, banks and other custodians or nominees will forward this proxy statement to the beneficial owners of the Company's capital stock held of record by those persons, and the Company will reimburse them for their reasonable expenses incurred in this process.

We estimate we may incur approximately $125,000 of expenses in furtherance of, and in connection with, this solicitation, approximately $65,000 of which has been incurred to date.  These expenses include attorney fees, printer costs incurred in connection with the preparation and filing of proxy materials with the SEC, the preparation of additional solicitation materials, and the costs of reimbursing record holders for forwarding our materials to the beneficial owners of our outstanding stock.  This estimate does not include (a) the costs normally expended for a solicitation for an election of directors in the absence of a contest, (b) the salaries and wages of officers and regular employees of the Company, or (c) any costs associated with any potential litigation that may arise in connection with the proxy solicitation.  In addition, the actual amount of expense we may incur could be materially different from what we currently estimate, depending on possible actions that might be taken by Rx Investor in connection with the Annual Meeting.

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING
Stockholder proposals intended for inclusion in next year's proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act must be directed to the Corporate Secretary, HealthWarehouse.com, Inc., 7107 Industrial Road, Florence, Kentucky 41042 and must be received by April 5, 2017.  In order for proposals of stockholders made outside of Rule 14a-8 promulgated under the Exchange Act to be considered "timely" for consideration at the 2017 annual meeting under our Amended and Restated Bylaws, such proposals must be received by the Corporate Secretary at the above address by May 12, 2017 and must comply with the informational requirements of our Amended and Restated Bylaws.  However, in the event that the 2017 annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2016 Annual Meeting, notice for a stockholder proposal under Rule 14a-8 must be received a reasonable time before the Company begins to print and send its proxy materials for the 2017 annual meeting.  Stockholder proposals for consideration at the 2017 annual meeting submitted outside of Rule 14a-8 under the Company's Amended and Restated Bylaws must be received not later than the close of business on the later of (i) the 90th day before the 2017 annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.
ANNUAL REPORTS
Our Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2015 (without exhibits), accompanies this proxy statement.  The Annual Report to Stockholders is not a part of this proxy statement.
OTHER BUSINESS
In accordance with Rule 14a-4(c) of the Exchange Act, each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting.  Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this proxy statement.  However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

PROXY CARD FOR COMMON STOCK

HealthWarehouse
America's Trusted Online Pharmacy

HEALTHWAREHOUSE.COM, INC.
PROXY FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS

The undersigned holder of common stock of HealthWarehouse.com, Inc. hereby appoints Lalit Dhadphale and Joseph Savarino or either of them, as proxy and attorney‑in‑fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2016 Annual Meeting of Stockholders of HealthWarehouse.com, Inc. to be held on September 2, 2016 at 5:00 p.m. (EDT) at HealthWarehouse.com, Inc.'s offices located at 7107 Industrial Road, Florence, Kentucky 41042, and at any postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and in their discretion with respect to such other matters as may properly come before such Annual Meeting or at any postponement or adjournment thereof in accordance with and as described in the Notice and Proxy Statement for the Annual Meeting, each dated August 3, 2016. The undersigned acknowledges receipt of the Notice and Proxy Statement, as well as the Form 10-K for the year ended December 31, 2015.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys‑in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature Date

Signature (if held jointly) Date

Title if a corporation, partnership or other entity

☐   FOLD HERE ‑ PLEASE DO NOT TEAR   ☐  •

VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

YOUR VOTE IS IMPORTANT! PLEASE TAKE THE TIME TO VOTE. SIGN, DATE AND COMPLETE THE REVERSE SIDE OF THIS PROXY CARD AND PROMPTLY RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

HEALTHWAREHOUSE.COM, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HEALTHWAREHOUSE.COM, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 2, 2016 AND AT ANY ADJOURNMENT THEREOF.

The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed in Proposal 1 and FOR Proposals 2 and 3. Shares of common stock of the Company will be voted as specified. If this proxy is signed and returned but no specification is made, shares will be voted FOR the election of the Board of Directors' nominees to the Board of Directors in Proposal 1, FOR Proposals 2 and 3, and otherwise at the discretion of the proxies. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company as shown in Proposal 1. This proxy may be revoked at any time before it is exercised.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INC.  Example   ☒

Proposals:

1.	To elect as Directors the following four nominees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Lalit Dhadphale Youssef Bennani Joseph Savarino Ambassador Ned L. Siegel	☐	☐	☐

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK "FOR ALL, EXCEPT" AND WRITE IN THE NAME OF EACH NOMINEE YOU WISH TO WITHHOLD ON THE LINE BELOW.
_______________________________________________________________________________

2.	Proposal to ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Proposal to adopt a non-binding advisory resolution to approve the compensation of our named executive officers as disclosed in the proxy statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

YOUR VOTE IS VERY IMPORTANT. WE URGE YOU TO VOTE PROMPTLY.

Important Notice Regarding the availability of Proxy Materials for the Annual Meeting of Stockholders to be held on September 2, 2016. The proxy statement and the Annual Report on Form 10-K for the year ended December 31, 2015 as well as driving directions to the Annual Meeting are available on our website at www.healthwarehouse.com/proxy.

PLEASE CHECK IF YOU ARE PLANNING TO ATTEND THE MEETING   ☐

PROXY CARD FOR SERIES B PREFERRED STOCK

HealthWarehouse
America's Trusted Online Pharmacy

HEALTHWAREHOUSE.COM, INC.
REVOCABLE PROXY FOR THE 2016 ANNUAL MEETING OF
STOCKHOLDERS

The undersigned holder of Series B preferred stock of HealthWarehouse.com, Inc. hereby appoints Lalit Dhadphale and Joseph Savarino or either of them, as proxy and attorney‑in‑fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2016 Annual Meeting of Stockholders of HealthWarehouse.com, Inc. to be held on September 2, 2016 at 5:00 p.m. (EDT) at HealthWarehouse.com, Inc.'s offices located at 7107 Industrial Road, Florence, Kentucky 41042, and at any postponement or adjournment thereof, and to vote all shares of Series B preferred stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and in their discretion with respect to such other matters as may properly come before such Annual Meeting or at any postponement or adjournment thereof in accordance with and as described in the Notice and Proxy Statement for the Annual Meeting, each dated August 3, 2016. The undersigned acknowledges receipt of the Notice and Proxy Statement, as well as the Form 10-K for the year ended December 31, 2015.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys‑in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature Date

Signature (if held jointly) Date

Title if a corporation, partnership or other entity

☐   FOLD HERE ‑ PLEASE DO NOT TEAR   ☐  •

VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

YOUR VOTE IS IMPORTANT! PLEASE TAKE THE TIME TO VOTE, SIGN, DATE AND COMPLETE THE REVERSE SIDE OF THIS PROXY CARD AND PROMPTLY RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

HEALTHWAREHOUSE.COM, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HEALTHWAREHOUSE.COM, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 2, 2016 AND AT ANY ADJOURNMENT THEREOF.

The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4. Shares of Series B preferred stock of the Company will be voted as specified. If this proxy is signed and returned but no specification is made, shares will be voted FOR the election of the Board of Directors' nominees to the Board of Directors in Proposal 1, FOR Proposals 2, 3 and 4, and otherwise at the discretion of the proxies. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company as shown in Proposals 1 and 4. This proxy may be revoked at any time before it is exercised.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INC. Example ☒

Proposals:

1.	To elect as Directors the following four nominees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Lalit Dhadphale Youssef Bennani Joseph Savarino Ambassador Ned L. Siegel	☐	☐	☐

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK "FOR ALL, EXCEPT" AND WRITE IN THE NAME OF EACH NOMINEE YOU WISH TO WITHHOLD ON THE LINE BELOW.
_________________________________________________________________________________

2.	Proposal to ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Proposal to adopt a non-binding advisory resolution to approve the compensation of our named executive officers as disclosed in the proxy statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	To elect as a Director the following Series B preferred stock nominee:	FOR	WITHHOLD
	Joe Heimbrock	☐	☐

In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

YOUR VOTE IS VERY IMPORTANT. WE URGE YOU TO VOTE PROMPTLY.

Important Notice Regarding the availability of Proxy Materials for the Annual Meeting of Stockholders to be held on September 2, 2016. The proxy statement and the Annual Report on Form 10-K for the year ended December 31, 2015 as well as driving directions to the Annual Meeting are available on our website at www.healthwarehouse.com/proxy.

PLEASE CHECK IF YOU ARE PLANNING TO ATTEND THE MEETING   ☐

PROXY CARD FOR SERIES C PREFERRED STOCK

HealthWarehouse
America's Trusted Online Pharmacy

HEALTHWAREHOUSE.COM, INC.
PROXY FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS

The undersigned holder of Series C preferred stock of HealthWarehouse.com, Inc. hereby appoints Lalit Dhadphale and Joseph Savarino or either of them, as proxy and attorney‑in‑fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2016 Annual Meeting of Stockholders of HealthWarehouse.com, Inc. to be held on September 2, 2016 at 5:00 p.m. (EDT) at HealthWarehouse.com, Inc.'s offices located at 7107 Industrial Road, Florence, Kentucky 41042, and at any postponement or adjournment thereof, and to vote all shares of Series C preferred stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and in their discretion with respect to such other matters as may properly come before such Annual Meeting or at any postponement or adjournment thereof in accordance with and as described in the Notice and Proxy Statement for the Annual Meeting, each dated August 3, 2016. The undersigned acknowledges receipt of the Notice and Proxy Statement, as well as the Form 10-K for the year ended December 31, 2015.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys‑in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature Date

Signature (if held jointly) Date

Title if a corporation, partnership or other entity

☐   FOLD HERE ‑ PLEASE DO NOT TEAR   ☐  •

VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

YOUR VOTE IS IMPORTANT! PLEASE TAKE THE TIME TO VOTE. SIGN, DATE AND COMPLETE THE REVERSE SIDE OF THIS PROXY CARD AND PROMPTLY RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

HEALTHWAREHOUSE.COM, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HEALTHWAREHOUSE.COM, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 2, 2016 AND AT ANY ADJOURNMENT THEREOF.

The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed in Proposal 1 and FOR Proposals 2 and 3. Shares of Series C preferred stock of the Company will be voted as specified. If this proxy is signed and returned but no specification is made, shares will be voted FOR the election of the Board of Directors' nominees to the Board of Directors in Proposal 1, FOR Proposals 2 and 3, and otherwise at the discretion of the proxies. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company as shown in Proposal 1. This proxy may be revoked at any time before it is exercised.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INC. Example ☒

Proposals:

1.	To elect as Directors the following four nominees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Lalit Dhadphale Youssef Bennani Joseph Savarino Ambassador Ned L. Siegel	☐	☐	☐

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK "FOR ALL, EXCEPT" AND WRITE IN THE NAME OF EACH NOMINEE YOU WISH TO WITHHOLD ON THE LINE BELOW.
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2.	Proposal to ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Proposal to adopt a non-binding advisory resolution to approve the compensation of our named executive officers as disclosed in the proxy statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

YOUR VOTE IS VERY IMPORTANT. WE URGE YOU TO VOTE PROMPTLY.

Important Notice Regarding the availability of Proxy Materials for the Annual Meeting of Stockholders to be held on September 2, 2016. The proxy statement and the Annual Report on Form 10-K for the year ended December 31, 2015 as well as driving directions to the Annual Meeting are available on our website at www.healthwarehouse.com/proxy.

PLEASE CHECK IF YOU ARE PLANNING TO ATTEND THE MEETING   ☐